SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 12, 2003

GENOME THERAPEUTICS CORP.

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Beaver Street

Waltham, Massachusetts 02453

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Page 1 of 4 pages.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

99.1    Press Release issued by Genome Therapeutics Corp. on August 12, 2003.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 12, 2003, Genome Therapeutics Corp. issued a press release announcing its financial results for its second fiscal quarter ended June 28, 2003. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENOME THERAPEUTICS CORP.

By:	/s/ STEPHEN COHEN
Name: Stephen Cohen Title: Senior Vice President and Chief Financial Officer

Date: August 12, 2003

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Genome Therapeutics Corp. on August 12, 2003.

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